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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

WAIVER OF APPLICABLE WITHDRAWAL CHARGE - CONFINEMENT TO ELIGIBLE NURSING HOME

         For contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

(a) the owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the owner is a non-natural person;

(b)      the confinement began at least one year after the contract date;

(c)      confinement was prescribed by an "physician";

(d) both the owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;

(e) the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

         An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physician; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

         A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

         "Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the owner was released from the "Eligible Nursing Home."

                  The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty. See "Federal Tax Matters."


                          SUPPLEMENT DATED MAY 1, 2002